UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
___________

Date of Report (Date of earliest event reported):
January  4, 2010
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MAGNUM HUNTER RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)
777 Post Oak Boulevard, Suite 910
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On January 4, 2010, Magnum Hunter Resources Corporation, a Delaware corporation (the “Company”), entered into an at the market sales agreement (the “Sales Agreement”) with Wm. Smith & Co., (the “Sales Agent”) pursuant to which the Company intends to sell up to $9,626,250 of the Company’s 10.25% Series C Cumulative Perpetual Preferred Stock, par value $0.01 per share and liquidation preference $25.00 per share (the “Series C Preferred Stock”).  Such Series C Preferred Stock will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-161937), which became effective on October 15, 2009.  The Series C Preferred Stock trades on the NYSE Amex under the symbol “MHR.PR.C.”

Pursuant to the Sales Agreement, the sales, if any, of Series C Preferred Stock made under the sales agreement will be made in privately negotiated transactions or in any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, at negotiated prices, at prices prevailing at the time of sale or at prices related to such prevailing market prices including sales made directly on the NYSEAmex, or sales made through a market maker other than on an exchange.  Wm. Smith & Co. will make all sales using commercially reasonable efforts consistent with its normal sales and trading practices on mutually agreed upon terms between Wm. Smith & Co. and the Company.

Under the terms of the Sales Agreement, Wm. Smith & Co., will be compensated as follows:  (i) in an amount up to 2% of gross proceeds from the sales of shares of Series C Preferred Stock, if the sales price is less than $25.00 per share and (ii) in an amount up to 3% of gross proceeds from the sales of shares of Series C Preferred Stock, if the sales price is equal to or greater than $25.00 per share.  The remaining sales proceeds, after deducting offering expenses and any transaction fees imposed by any governmental or self-regulatory organization in connection with the sales, will equal our net proceeds for the sale of the shares. The Company has also agreed to indemnify the Sales Agent against certain liabilities, including liabilities under the Securities Act.

The Sales Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company filed a Certificate of Designation of Rights and Preferences (the “Certificate of Designation”) for the Series C Preferred Stock with the Secretary of State of the State of Delaware and such Certificate of Designation was also filed as Exhibit 4.1 to the Company’s Form 8-A filed on December 10, 2009 and is incorporated herein by reference. The Series C Preferred Stock cannot be converted into common stock of the Company, but may be redeemed by the Company, at the Company’s option, on or after December 14, 2011 for $25.00 per share.  In the event of a change of control of the Company, the Series C Preferred Stock will be redeemable at $26.00 per share during the first twelve months after December 14, 2009, $25.50 during the second twelve months after December 14, 2009, and $25.00 thereafter, except in certain circumstances when the acquirer is considered a qualifying public company.

The prospectus supplement filed with the Commission on January 6, 2010 relating to the at the market offering of up to $9,626,250  of Series C Preferred Stock is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01  Other Events.

Magnum Hunter Resources Corporation (the “Company”) is filing this Current Report on Form 8-K to provide the legal opinions of Bond & Smyser L.L.P. and Fulbright & Jaworski L.L.P., relating to the Company’s prospectus supplement dated January 6, 2010 regarding the “at the market offering” of up to $9,626,250 of the Company’s 10.25% Series C Cumulative Perpetual Preferred Stock, par value $0.01 per share and liquidation preference of $25.00 per share, filed with the Securities and Exchange Commission on January 6, 2010.

Item 9.01  Financial Statements and Exhibits.

 (d)        Exhibits.

Exhibit Number	Description
1.1	Sales Agreement with Wm. Smith & Co.
5.1	Opinion of Bond & Smyser L.L.P.
8.1	Opinion of Fulbright & Jaworski L.L.P. with respect to tax matters
23.1	Consent of Bond & Smyser L.L.P. (included in Exhibit 5.1)
23.2	Consent of Fulbright & Jaworski L.L.P. (included in Exhibit 8.1)
99.1	Prospectus Supplement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: January 6, 2010	By:	/s/ Ronald B. Ormand
Name: Ronald B. Ormand
Title: Executive Vice-President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Sales Agreement with Wm. Smith & Co.
5.1	Opinion of Bond & Smyser L.L.P.
8.1	Opinion of Fulbright & Jaworski L.L.P. with respect to tax matters
23.1	Consent of Bond & Smyser L.L.P. (included in Exhibit 5.1)
23.2	Consent of Fulbright & Jaworski L.L.P. (included in Exhibit 8.1)
99.1	Prospectus Supplement